UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 20, 2025
Commission File Number 000-08157
THE RESERVE PETROLEUM COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE	73-0237060
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
6801 Broadway Ext., Suite 300
Oklahoma City, Oklahoma 73116-9037
(405) 848-7551
(Address and telephone number, including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
(a)Annual Meeting. On May 20, 2025, The Reserve Petroleum Company (the “Company”) held its 2025 Annual Meeting of Stockholders.
(b)Matters Voted Upon; Voting Results. The following matters were submitted for a vote of the Company’s stockholders:

Proposal
1.Election of Directors
Nominee	For	Against	Abstentions	Broker Non-votes

James L. Tyler	73,731	—	98	9,943
Robert L. Savage	66,431	—	7,398	9,943
Marvin E. Harris, Jr.	73,753	—	76	9,943
Eddy R. Ditzler	73,768	—	61	9,943
William M.(Bill) Smith	73,748	—	81	9,943
Doug S. Fuller	73,753	—	76	9,943
Cameron R. McLain	64,146	—	9,683	9,943
Kyle McLain	64,145	—	9,684	9,943

Proposal	For	Against	Abstentions	Broker Non-votes
2.Ratification of the Selection of HoganTaylor LLP as the Company’s Independent Registered Public Accountants for 2024	30,580	379	37	—

Proposal	For	Against	Abstentions	Broker Non-votes
3. Ratification of Advisory Executive Compensation	62,647	778	10,404	9,943

Proposal	1 Year	2 Years	3 Years	Abstentions
4. Ratification of Frequency of Future Advisory Votes on Executive Compensation	25,191	215	38,761	9,662
All eight nominated Directors were elected to serve for terms of one year each and the selection of HoganTaylor LLP as the Company’s Independent Registered Public Accountants for 2025 was ratified. In addition, the stockholders approved, on an advisory basis, a resolution with respect to executive compensation and frequency of future advisory votes on executive compensation.
For additional information on these proposals, please see the Company’s definitive proxy statement filed with the Securities and Exchange Commission on May 17, 2025.

Item 8.01    Other Events
On May 20, 2025, the Company’s Board of Directors approved a $10.00 per share cash dividend to be paid June 17, 2025 to the Company’s common stockholders of record at the close of business on June 4, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RESERVE PETROLEUM COMPANY (Registrant)

Date: May 20, 2025	/s/ Cameron R. McLain
Cameron R. McLain, Principal Executive Officer
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